Concentrations	9 Months Ended
Jun. 30, 2024
Concentrations [Abstract]
Concentrations

Note 19 — Concentrations

For the three months ended June 30, 2024, two customers accounted for 48% of the Company’s net revenue. For the three months ended June 30, 2023, two customers accounted for 100% of the Company’s net revenue. For the nine months ended June 30, 2024, two customers accounted for 31% of the Company’s net revenue. For the nine months ended June 30, 2023, two customers accounted for 91% of the Company’s net revenue. No other customer accounted for more than 10% of net revenue in the respective periods.

As of June 30, 2024, two customers had balances due that represented 72% of the Company’s total accounts receivable. As of September 30, 2023, two customers had balances due that represented 92% of the Company’s total accounts receivable.